UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of Event Requiring Report: August 30, 2000
                                                 ---------------


                  GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
         (State or other jurisdiction of incorporation or organization)


                 0-27637                               470811483
                 -------                               ---------
         (Commission File Number)       (IRS Employer Identification Number)


                 6235 South 90th Street, Omaha, Nebraska,_68127
                  --------------------------------------- -----
                    (Address of principal executive offices)

                                  (402) 3313189
                                 --------------
              (Registrant=s telephone number, including area code)


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Item 4.    Changes in Registrant's Certifying Accountant

     On August 30, 2000, the shareholders of Global Entertainment Holdings/Equities, Inc., a Colorado corporation (the ACompany@), approved a proposal to select Clyde Bailey, P.C. as the Company=s auditor for the fiscal year ended December 31, 2000. This appointment represents a change in the Company=s auditor, which was necessitated by the recent death of the principal of the Company=s previous auditor, Mr. Darrell Schvaneveldt, of Darrell Schvaneveldt & Company Certified Public Accountant (ASchvaneveldt@). Mr. Schvaneveldt died on September 8, 2000.

     Neither of Schvaneveldt=s reports on the financial statements for either of the past two fiscal years contained an adverse opinion or disclaimer of opinion nor were they modified as to uncertainty, audit scope, or accounting principles.

     Although the shareholders at the Company=s annual meeting in August, 2000 approved of Clyde Bailey as the Company=s new auditor, the board of directors was never presented with the issue of changing accountants, or the cessation of Schvaneveldt=s services, until his death.

     The Company did not have any disagreements with Schvaneveldt on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant=s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     Prior to retaining his services, the Company did not consult Clyde Bailey, P.C. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company=s financial statements and Clyde Bailey, P.C. did not provide any written or oral advice on any accounting, auditing, or financial reporting issue.

     Because of his death, Schvaneveldt will not be provided this disclosure, and the Company does not expect a letter from Schvaneveldt regarding whether he agrees with statements made by the issuer and, if not, stating the respects in which he does not agree.

     The last signed copy of Schvaneveldt=s audit letter was dated May 10, 2000. Because of Darrell Schvaneveldt=s death, the Company is unable to obtain any more recent letter stating that the financial statements are fairly presented. However, management remains confident these financial statements fairly present the Company=s financial position.











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                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated this 6th day of November, 2000.

                                  Global Entertainment Holdings/Equities, Inc.







                                  By:       /s/ Thomas Hawkins
                                     -------------------------------------
                                  Global Entertainment Holdings/Equities, Inc.
                                  By:  Thomas Hawkins, Secretary